PURCHASE AND SALE AGREEMENT
WORDSWORTH AREA, SE SASKATCHEWAN

This Agreement made the 1st day of July, 2010.

BETWEEN:

DELTA OIL & GAS (CANADA) INC., a body Corporate, with an office in the City of Vancouver, British Columbia (hereinafter called the “Vendor” or “Trasferor”)

-and-

PETREX ENERGY LTD., a body Corporate, with an office in the City of Calgary, Alberta (hereinafter called the “Purchaser” or “Transferee”)

WHEREAS the Vendor wishes to sell and the Purchaser wishes to purchase the Assets (5% working interest) upon and subject to the terms and conditions set forth in this Agreement.

NOW THEREFORE the Parties agree as follows:

1.           Definitions

Each capitalized term used in this Agreement will have the meaning given to it in the Canadian Association of Petroleum Landmen 2000 Property Transfer procedure (the “Property Transfer Procedure”).  In addition:

i)           “Effective Date” means 12:01a.m. on July 1, 2010.

ii)           “Closing Date” means 10:00a.m. on August 3, 2010 or such as may  be agreed upon in writing by the Parties.

2.           Schedules & Exhibits

The following Schedules are attached hereto and made part of this Agreement:

i)           Schedule “A”, which is the Land Schedule and identifies:

(1)         the Lands; (2) the Leases; (3) any other agreements, documents or data that are to be excluded form the Miscellaneous Interests under that definition; (4) any encumbrances, Rights of First Refusal, production sale agreements, other agreements or penalties required to be included in the land Schedule under the definition of Permitted Encumbrances or the definition of Title and Operating Documents; (5) any Facilities required to be included in the land Schedule under the definition of Facilities, any other Tangibles described in paragraph “C” of the definition of Tangibles and any assets otherwise falling within the definition of Tangibles that are specifically excluded therefrom; and (6) the Wells; and

ii)           Schedule “B” Property Transfer Procedure elections and amendments and the Exhibit “A” thereto that is the form of General Conveyance.

3.           Purchase and Sale

The Purchaser agrees to purchase from the Vendor and the Vendor agrees to sell the Assets to the Purchaser on the terms and conditions set forth in the Agreement.  Subject to the modifications that may be made under the Property Transfer Procedure, the consideration payable by the Purchaser to the Vendor for the Assets ifs $757,500.00 (the “Purchase Price” including 5% GST on Tangibles), and shall be allocated among the Assets as follows:

i)	To Petroleum and Natural Gas Rights	80%	$ 599,990.00
ii)	To Tangibles (exclusive of GST)	20%	$ 150,000.00
iii)	To Miscellaneous		$ 10.00
	SubTotal		$ 750,000.00
iv)	5% GST on Tangibles		$ 7,500.00
			__ _______
	TOTAL		$757,500.00

4.         Payment of Purchase Price

The Purchaser will pay the Purchase Price to the Vendor at Closing.

5.        Incorporation by Reference of Property Transfer Procedure

The Property Transfer Procedure is hereby incorporated by reference into this Agreement, subject to the elections and amendments listed in Schedule “B”.

In witness whereof the Parties have duly executed this Agreement.

Per: /s/ Douglas Bolen
              Douglas Bolen
              DELTA OIL & GAS (CANADA) INC.

Per: /s/ William Nixon
               Willia Nixon
               PETREX ENERGY LTD.

SCHEDULE “A”
to a Purchase and Sale Agreement dated the 1st day of July 2010, between
Delta Oil & Gas (CANADA) Inc. and Petrex Energy Ltd.
as to a five percent (5%) working interest

FILE NO.	LAND	LEASE	FORMATION	ENCUMBRANCES
L.6-172	S/2 25-7-3 W2M	FREEHOLD P&NGL	To base of Mississippian (Alida) Formation	FH ROY	15.00%
L.6-176	NW/4 14-7-3 W2M	FREEHOLD P&NGL	To base of Mississippian (Alida) Formation	FH ROY	15.00%
L.6-179	NE/4 23-7-3 W2M	FREEHOLD P&NGL	To base of Mississippian (Alida) Formation	FH ROY	15.00%
L.6-180	NW/4 23-7-3 W2M	FREEHOLD P&NGL	To base of Mississippian (Alida) Formation	FH ROY	15.00%
L.6-181	SW/4 23-7-3 W2M	FREEHOLD P&NGL	To base of Mississippian (Alida) Formation	FH ROY	15.00%
L.6-182	SE/4 23-7-3- W2M	FREEHOLD P&NGL	To base of Mississippian (Alida) Formation	FH ROY	15.00%
L.6-184	NE/4 12-7-3 W2M	FREEHOLD P&NGL	To basement	FH ROY	15.00%
L.6-188	NW/4 12-7-3 W2M	FREEHOLD P&NGL	To basement	FH ROY	15.00%
L.6-189	NW/4 12-7-3 W2M	FREEHOLD P&NGL	To basement	FH ROY	15.00%
L.6-190	NW/4 12-7-3 W2M	FREEHOLD P&NGL	To basement	FH ROY	15.00%
L.6-192	NW/4 12-7-3 W2M	FREEHOLD P&NGL	To basement	FH ROY	15.00%
L.6-193	SW/4 13-7-3 W2M	REEHOLD P&NGL	To basement	FH ROY	15.00%
L.6-208	LSD 3-23-7-3-2 W2M	FREEHOLD P&NGL	To base of Mississippian (Alida) Formation	FH ROY	22.50%
L.6-215	LSD 2-23-7-3 W2M	FREEHOLD P&NGL	To base of Mississippian (Alida) Formation	FH ROY	22.50%
L.6-174	NW/4 24-7-3 W2M	CROWN P&NG LEASE #57355	To base of Mississippian (Alida) Formation	CR ROY
L.6-175	NE/4 14-7-3 W2M	CROWN P&NG LEASE #54268	To base of Mississippian (Alida) Formation	CR ROY
L.6-194	SW 1/4 11-7-3 W2M	CROWN P&NG LEASE #58427	To basement	CR ROY
L.6-195	SW 1/4 12-7-3 W2M	CROWN P&NG LEASE #58428	To basement	CR ROY
L.6-197	NW/4 13-7-3 W2M	CROWN P&NG LEASE #58646	To basement	CR ROY

FILE NO.	LAND	LEASE	DESCRIPTION	ENCUMBRANCES
L.6-183	SE/4 23-7-3 W2	SURFACE LEASE	SOUTHEAST QUARTER (1/4) OF SECTION TWENTY THREE (23), TOWNSHIP SEVEN 9&), RANGE THREE (3) WEST OF THE SECOND (2) MERIDIAN CERTIFICATE OF TITLE NO. 107038043
L.6-199	NE/4 23-7-3- W2M	SURFACE LEASE	WELLSITE & ACCESS ROAD FOR THE TEXALTA ET AL WORDSWORTH EAST HZ 3B9-23/3A11-23-7-3 W2
L.6-200	SE/4 23-7-3 W2M	SURFACE LEASE	ACCESS ROAD FOR THE TEXALTA ET AL WORDSWORTH EAST HZ 3B9-23/3A11-23-7-3 W2M HORIZONTAL WELL
L.6-210	SE/4 23-7-3 W2M	SURFACE LEASE	WELLSITE & ACCESS ROAD HZ1C2-23/1B14-14-7-3 W2 WELL AT SE/4 SECTION 23, TOWNSHIP 7 RANGE 3 W2. CERTIFICATE OF TITLE 107038043
L.6-213	NE/4 23-7-3 W2M	SURFACE LEASE	WELLSITE 7 ACCESS ROAD FOR THE WORDSWORTH SWD - ROW
L.6-217	SE/4 23-7-3W2	SURFACE LEASE	SOUTHEAST QUARTER SECTION 23, TOWNSHIP 7, RANGE 3 WEST OF THE 2ND MERIDIAN 3.71 ACRES (1.5 HA)
L.6-218(A)	SE/4 23-7-3 W2	SURFACE LEASE	SOUTHEAST QUARTER (1/4) OF SECTION TWENTY THREE (23), TOWNSHIP SEVEN (7), RANGE THREE (30) WEST OF THE SECOND (2) MERIDIAN CERTIFICATE OF TITLE NO. 107038043 (ROW) SWD
L.6-218(B)	SE/4 23-7-3 W2	SURFACE LEASE	SOUTHEAST QUARTER (1/4) OF SECTION TWENTY THREE (23), TOWNSHIP SEVEN (7), RANGE THREE (30) WEST OF THE SECOND (2) MERIDIAN CERTIFICATE OF TITLE NO. 107038043: FLOWLINE RIGHT OF WAY 2a2-23 TO 3B9 SWD
L.6-219	SE/4 23-7-3 W2M	SURFACE LEASE	FLOWLINE RIGHT OF WAY FROM TEXALTA ET AL WORDSWORTH E. HZ 1B1-23-7-3 W2 TO 2A2-23-7-3- BATTERY
L.6-220	SW/4 24-7-3 W2M	SURFACE LEASE	SOUTHWEST QUARTER (1/4) OF SECTION TWENTY FOUR (24), TOWNSHIP SEVEN (7), RANGE THREE (3) WEST OF THE SECOND (2) MERIDIAN CERTIFICATE OF TITLE NO. 105486240 HZ 1B4-24
L.6-223	SE/4 23-7-3 W2	SURFACE LEASE	SE 1/4 SEC 23, TWP 7, RGE 3 W2M COT #107038043
L.6-238	SE/4 3-23-7-3 W2	SURFACE LEASE	TEXALTA ET AL WORDSWORTH HZ 1C3-23/3A13-13-7-3 W2; S/2 23, 7-3 W2 WELLSITE AND ACCESS ROAD
L.6-224	SE/4 23-7-3 W2	SURFACE LEASE	SOUTHWEST QUARTER (1/4) OF SECTION TWENTY THREE (23), TOWNSHIP SEVEN (7), RANGE THREE (3) WEST OF THE SECOND (2) MERIDIAN CERTIFICATE OF TITLE NO. 87R0412Ra (ROW) HZ 1B4-24
L.6-214	ROW 3C1-23 TO 2A2-23	EASEMENT	FLOWLINE RIGHT OF WAY FROM 3C1-23 TO 2A2-23 BATTERY SE/4 SECTION 23, TOWNSHIP 7, RANGE 3W2 - CERTIFICATE OF TITLE NO: 90R37104D (SK CERT #107038043)

AGREEMENTS
1 - A.6-094	Farmout, Option & Participation Agreement dated April 10, 2006
2 - A.6-110	Farmout, Option & Participation Agreement dated March 16, 2009
3 - A.6-117	Farmout & Participation Agreement dated October 1, 2009
4 - A.6-109	Salt Water Disposal Agreement dated May 15, 2009

WELLS
1	Texalta et al Wordsworth E HZ2A1-23-3111-14-7-3 W2 (5% WI)
2	Texalta et al Wordsworth E HZ1C2-23-1B14-14-7-3 W2 (5% WI)
3	Texalta et al Wordsworth E HZ1B1-23-3B9-14-7-3 W@ (5% WI)
4	Texalta et al Wordsworth E HZ1B4-24/1C5-13-7-3-W2 (BPO 0% /APO 2.5%)
5	Texalta et al Wordsworth E SWD RE DD 3B9-23-4A10-23-7-3 W2 (5% WI)
6	2A2-23-7-3 W2 Wordsworth Battery

EQUIPMENT AND FACILITIES
PUMPING UNIT AND BASE (wells 1-3 above) > 5% WI
PUMPING UNIT AND BASE (well 4 above) > BPO 0%/APO 2.5%
FLOWLINE to 2A2-23 BATTERY (well 4 above) > BPO o%/APO 2.5%
FLOWLINE TO 2A2023 BATTERY (Wells 1-3 above) > 5% APO
BATTERY 2A2-23-14-7-eW2 5 > % WI Storage Tank - Fiberglass API Spec Tank 400 BBL 12x20 Storage Tank - Fiberglass API Spec Tank 500 BBL 12x25 TREATER BUILDING TREATER
Texalta et al Wordsworth # 3B9-23/4B11-23-7-3 W2M Salt Water Disposal Well and Flowline

SEISMIC
Lines WO 1, 2, 3 & 4

SCHEDULE “B”
to a Purchase and Sale Agreement dated the 1st day of July 2010, between
Delta Oil & Gas (CANADA) Inc. and Petrex Energy Ltd.
as to a five percent (5%) working interest

CAPL PROPERTY TRANSFER PROCEDURE ELECTIONS AND AMENDMENTS

1.	GST (Subclause 2.03A):	N/A

	a) GST Election: Alternative	N/A
	b) GST Business # (Vendor):	N/A
	c) GST Business # (Purchaser):	N/A

2.	Interest Accrual (Clause 2.04): Alternate _________ Neither Alternate 1 nor 2 X apply.

3.	Place of Closing (Clause 3.01):	Office of Purchaser

4.	Access to Transferee’s Files (Subclause 3.04B):	6 months

5.	Distribution of specific conveyances (Clause 3.05):	N/A

6.	Final Statement of Adjustments (Paragraph 4.02A(b)):	60 day period

7.	Treatment of income during interim period (Clause 4.03):	N/A
	Income tax adjustment if alternate 1 applies:	N/A
	Exception to 4.03A if Alternative 1 applies (Subclause 4.03B):	will not apply

8.	Transferor’s representations and warranties (Clause 6.02). Those representations and warranties in that Clause that apply are indicated by an “X” below. (Scenario A and B elections as indicated.)

X Residency for tax purposes	X Abandonment of wells
X Lawsuits and claims	X Condition of tangibles
X No default notices	X Well/intangibles license transfers
X Compliance with leases	X Reg. production penalties
X Payment of Royalties	X Reg. production allowables
X Encumbrances	X Area of mutual interest
X No reduction	X No offset obligations
X Sale Agreements	X Commitment to deliver
X Provisions of documents	X ARTC
X Authorized expenditures	X Quiet enjoyment
X Environmental matters	__ Additional representations
X Condition of wells

9.	Survival of representations and warranties (Clause 6.04):	12 months

10.	Option to terminate re: ROFR Exercises (Subclause 7.01D):	will not apply

11.	Delivery of Title Defects Notice (Subclause 8.02A):	5 business days

12.	Title defects mechanism (Subclause 8.02B):

13.	Responsibility of Transferor (Clause 13.01):

	i) Subclause 13.01A	Alternate 1
	ii) Subclause 13.01B	12 months

14.	Limit on Transferor’s Responsibility (Subclause 13.03A):	will apply

15.	Minimum claim threshold (Subclause 13.03B):	will not apply

16.	Addresses for Service (Clause 15.02):

Delta Oil & Gas (Canada) Inc. Attention: Douglas Bolen Suite 605-700 West Pender Street Vancouver, BC V6C 1G8 Tel: (604) 506-4243 Fax: (604) 602-1525 Email: douglasbolen@yahoo.com	Petrex Energy Ltd. Attention: William Nixon 8228 Elbow Drive S.W. Calgary, Alberta T2V 1K4 Tel: (403) 255-8190 Fax: (403) 255-8007 Email: Petrex@texalta.com

Exhibit “A” to the Property Transfer Procedure included as Schedule “B”
to a Purchase and Sale Agreement dated the1stday of July 2010, between
Delta Oil & Gas (Canada) Inc, and Petrex Energy Ltd. as to five percent (5%) working interest.

GENERAL CONVEYANCE
Wordsworth, Saskatchewan

This General Conveyance made this 1st day of July 2010

BETWEEN:

DELTA OIL & GAS (CANADA) INC., a body Corporate, with an office in the City of Vancouver, British Columbia (hereinafter called the “Vendor” or “Transferor”)

-and -

PETREX ENERGY LTD., a body Corporate, with an office in the City of Calgary, Alberta (hereinafter called the “Purchaser” or the “Transferee”)

WHEREAS the Transferor has agreed to convey and the Transferee has agreed to acquire the Transferor’s entire five percent (5%) working interest in the Assets, the Parties agree as follows:

1.             Definitions

In this General Conveyance, “Agreement” means the Purchase and Sale Agreement dated the 1st day of July 2010 between the Transferor and the Transferee. In addition, the definitions provided for in the Agreement and in the Property Transfer Procedure included as Schedule “B” to the Agreement are adopted in this General Conveyance.

2.            Conveyance

The Transferor, for the consideration provided for in the Agreement, the receipt and sufficiency of which is acknowledged by the Transferor, conveys the Assets, to the Transferee. The Transferee acquires the Assets from the Transferor, subject to the terms of the Agreement, and Permitted Encumbrances and to compliance with the terms of the Title and Operating Documents.

3.             Effective Time

This General Conveyance is effective as of the Effective Date.

4.                 Subordinate Document

This General Conveyance is executed and delivered by the Parties under the Agreement for the purposes of the provisions of the Agreement, and the terms hereof are to be read in conjunction with the terms of the Agreement. The Agreement will prevail if there is a conflict between the provisions of the Agreement and this General Conveyance.

5.                 Enurement

This General Conveyance enures to the benefit of and binds upon the Parties and their respective successors and permitted assigns.

6.                 Further Assurances

Each Party will, after the date of this General Conveyance, on a timely basis and without further consideration, do all further acts and execute and deliver all further documents that are reasonably required to carry out the terms of the General Conveyance.

IN WITNESS WHEREOF the Parties have duly executed this General Conveyance.

Per: /s/ Douglas Bolen
              Douglas Bolen
              DELTA OIL & GAS (CANADA) INC.

Per: /s/ William Nixon
               William Nixon
               PETREX ENERGY LTD.